                                                                   EXHIBIT 23(b)


Consent of Independent Public Accountants


As independent public accountants, we hereby consent to incorporation of our report dated January 22, 1999, covering our audit of Coltec Industries Inc for the years ended December 31, 1998 and 1997, included in this Form 10-K into the following The B.F. Goodrich Company Registration Statements and the related Prospectuses:

REGISTRATION NUMBER            DESCRIPTION OF REGISTRATION STATEMENT            FILING DATE
-------------------            -------------------------------------            -----------

33-20421                   The B.F. Goodrich Company Key Employees' Stock       March 1, 1988
                           Option Plan - Form S-8

2-88940                    The B.F. Goodrich Company Retirement Plus Savings     April 28, 1989
                           Plan - Post Effective Amendment No. 2 to Form S-8

33-29351                   The Rohr Industries, Inc. 1988 Non-Employee          June 19, 1989
                           Director Stock Option Plan - Form S-8

33-49052                   The B.F. Goodrich Company Key Employees' Stock      June 26, 1992
                           Option Plan - Form S-8

33-59580                   The B.F. Goodrich Company Retirement Plus Savings    March 15, 1993
                           Plan for Wage Employees - Form S-8

333-03293                  The B.F. Goodrich Company Stock Option Plan -        May 8, 1996
                           Form S-8

333-03343                  Common Stock - Form S-3                              May 8, 1996

333-19697                  The B.F. Goodrich Company Savings Benefit            January 13, 1997
                           Restoration Plan - Form S-8

333-53877                  Pretax Savings Plan for the Salaried Employees of    May 29, 1998
                           Rohr, Inc. (Restated 1994) and Rohr, Inc. Savings
                           Plan for Employees Covered by Collective
                           Bargaining Agreements (Restated 1994) - Form S-8

333-53879                  Directors' Deferred Compensation Plan - Form S-8     May 29, 1998

333-53881                  Rohr, Inc. 1982 Stock Option Plan, Rohr, Inc. 1989   May 29, 1998
                           Stock Incentive Plan and Rohr, Inc. 1995 Stock
                           Incentive Plan - Form S-8

333-74987                  Common Stock and Guarantee - Form S-3                March 24, 1999

REGISTRATION NUMBER            DESCRIPTION OF REGISTRATION STATEMENT            FILING DATE
-------------------            -------------------------------------            -----------

333-76297                  Coltec Industries Inc 1992 Stock Option Plan and     April 14, 1999
                           Coltec Industries Inc 1994 Stock Option Plan for
                           Outside Directors - Form S-8

333-77023                  The B.F Goodrich Company Stock Option Plan -         April 26, 1999
                           Form S-8



/s/ Arthur Andersen LLP
Charlotte, North Carolina,
February 22, 2000.